                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the registrant /X/
Filed by a party other than the registrant / /

Check the appropriate box:
/ / Preliminary proxy statement           / / Confidential,
                                              for Use of the Commission Only
/X/ Definitive proxy statement                (as permitted by Rule 14a-6(e)(2))
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              CEDAR GROUP, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              CEDAR GROUP, INC.
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:

- - --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- - --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

     (5) Total Fee Paid:

- - --------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- - --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------
     (3) Filing party:

- - --------------------------------------------------------------------------------
     (4) Date filed:

- - --------------------------------------------------------------------------------

- - ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                               CEDAR GROUP, INC.


                                                                   March 7, 1995



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Cedar Group, Inc. (the "Company") which will be held at 10:00 A.M. on Wednesday, March 29, 1995, at the Friars Club, 57 East 55th Street, New York, New York. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

         At the meeting, stockholders will be asked to elect two directors, to approve the 1995 Stock Option Plan, to ratify the appointment of Ernst & Young, Independent Auditors, as the Company's auditors and to consider such other matters as may properly come before the meeting. These matters are discussed in greater detail in the accompanying proxy statement.

         Your Board of Directors recommends a vote FOR the election of directors, FOR approval of the 1995 Stock Option Plan and FOR the ratification of Ernst & Young as the Company's independent auditors.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy promptly.

         We wish to thank our stockholders for their participation and continued support.

                                          Sincerely,



                                          Michel L. Marengere
                                          Chairman of the Board
                                          and Chief Executive Officer

                               CEDAR GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held March 29, 1995

                                                                   March 7, 1995

To the Stockholders of CEDAR GROUP, INC.:

                 The Annual Meeting of Stockholders of Cedar Group, Inc. (the "Company") will be held at the Friars Club, 57 East 55th Street, New York, New York, on Wednesday, March 29, 1995, at 10:00 A.M. for the following purposes:

                 (1)      to elect two directors in accordance with the By-Laws;

                 (2) to consider and vote for approval of the 1995 Stock Option Plan;

                 (3) to ratify the appointment of Ernst & Young, independent auditors, as auditors for the Company; and

                 (4) to transact such other business as may properly come before the meeting and at any adjournment(s) thereof.

                 A copy of the Annual Report for the fiscal year ended September 30, 1994 is enclosed for your information.

                 Only stockholders of record as of the close of business on February 22, 1995 will be entitled to vote at the meeting. Stockholders are entitled to vote at the meeting either in person or by proxy. STOCKHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING ARE URGED TO READ, COMPLETE, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                By Order of the Board of Directors


                                        Micheline Prud'Homme
                                              Secretary


YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                PROXY STATEMENT


SOLICITATION OF PROXIES

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cedar Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders of the Company on March 29, 1995 and at any adjournment or adjournments of the meeting (the "Meeting") for the purposes described in the foregoing notice of the Meeting. Proxies which are validly executed by stockholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, a proxy will be voted for the election of the two nominees proposed for election as directors, for the approval of the 1995 Stock Option Plan (the "Stock Option Plan") and for the ratification of Ernst & Young as auditors of the Company.

         The securities entitled to vote at the Meeting consist of shares of Common Stock of the Company. The number of outstanding shares of Common Stock at the close of business on February 22, 1995 were 14,449,625. Each share of Common Stock is entitled to one vote, and nominees receiving a plurality of the votes cast will be elected as directors. Only holders of record at the close of business on February 22, 1995 will be entitled to vote at the Meeting. The holders of a majority of the outstanding shares of Common Stock must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum but neither will be counted for the approval of the matters outlined in the notice of the Meeting.

         A copy of the Company's Annual Report for the fiscal year ended September 30, 1994 accompanies this proxy statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         The mailing address of the Company's executive office is 500 Rue Notre Dame, Lachine, Quebec H8S 2B2. The approximate date on which this proxy statement and the form of proxy were first mailed or given to security holders was March 7, 1995.

APPOINTMENT AND REVOCATION OF PROXIES

         The persons named in the form of proxy accompanying this Management Proxy Statement are officers of the Company. A stockholder of the Company has the right to appoint a person other than the persons specified in such form of proxy who need not be a stockholder of the Company to attend and act for him and on his behalf at the Meeting. Such right may be exercised by striking out the names of the persons specified in the form of proxy, inserting the name of the person to be appointed in the blank space so provided, signing the form of proxy and returning it in the reply envelope or by faxing the proxy to the Company's principal transfer agent, Pacific Corporate Trust Company, Suite 830, 625 Howe Street, Vancouver, British Columbia V6C 3B8, Fax Number: (604) 689-8144.

         Any stockholder who executes and returns a form of proxy may revoke it:

         (a) by depositing an instrument in writing executed by him or by his attorney authorized in writing at the principal office of the Company, 500 Rue Notre Dame, Lachine, Quebec, H8S 2B2, at any time up to and including the last business day preceding the Meeting or any adjournment thereof;

         (b) by depositing such instrument in writing with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof; or

         (c)     in any other manner permitted by law.

                             ELECTION OF DIRECTORS

         The two persons listed below have been nominated by the Board of Directors to serve as directors until the 1998 Annual Meeting of Stockholders. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the following nominees. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as may be nominated by management. Vacancies in the Board of Directors may be filled by the Board of Directors, and any director chosen to fill a vacancy would hold office until the next election of the class for which such director had been chosen.

                                                                                                 Year in which
 Name                                                                                            service as a
 (to serve as a Director until 1998)              Principal Occupation                           Director began
 -----------------------------------              --------------------                           --------------
 The Honourable Marc Lalonde, C.P., O.C.,         Partner with the law firm of Stikeman          1995
 C.R., 65                                         Elliott in Montreal
 Micheline Prud'Homme, 49                         President, Services Multimodes MPH, Inc.       1994

         The Honourable Marc Lalonde was elected as a director of the Company on March 3, 1995. Mr. Lalonde graduated in law from the University of Ottawa and received a Masters degree in law from the University of Montreal. He also attended Oxford University and received a Masters degree in political and economic sciences. During 1968-1972, Mr. Lalonde served as a director in the office of the then Canadian Prime Minister, the Honourable Pierre E. Trudeau. He was elected a member of the Canadian Parliament in 1972 for the District of Outremont and was also appointed Minister of Health and Welfare. Mr. Lalonde was then appointed Minister responsible for the Status of Women in Canada during 1974 to 1979, and in 1977 and 1978 he also served as Minister responsible for Federal Provincial Relations. In 1978 he was appointed Minister of Justice and Attorney General of Canada, and in 1980 Mr. Lalonde was appointed Minister of Energy, Mines and Resources. Mr. Lalonde served as Canada's Finance Minister in the period 1982-1984, and in December 1989 he received from the Governor General of Canada the Order of Canada.

         In 1984 Mr. Lalonde joined the law firm of Stikeman, Elliott, an international law firm having offices in Montreal, Ottawa, Toronto, Vancouver, Calgary, New York, London, Hong Kong, Taipei, Prague and Budapest. In addition to his law practice, Mr. Lalonde is a member of the Board of Directors of Citibank Canada, Camdev Inc., Institut du Nord, Ressource Orleans Inc., the Hotel Dieu Hospital in Montreal, and is also a member of the International Advisory Counsel for Air France and the Presidium of Ukraine. In 1992, he received an honourary doctorate degree from the University of Limbourg in Maastricht for his innovative contributions to the health sector.

         Micheline Prud'Homme was elected a Director and Secretary of the Company in January, 1994. Ms. Prud'Homme is President and Director of Services Multimodes MPH Inc., a firm specializing in the design of customized uniforms. Ms. Prud'Homme is married to Michel L. Marengere, Chairman and Chief Executive Officer of the Company.

                                                                                       Year in which
 Director whose term expires                                                           service as a
 at the 1996 Annual Meeting           Principal Occupation                             Director began
 ----------------------------         --------------------                             ---------------
 Rene Amyot, 68                       Attorney (self-employed)                         1993
 Reynald Lemieux, 67                  President, Placement R.N.S. Inc.                 1995

         Rene Amyot was elected a Director of the Company in January, 1994.
Mr. Amyot graduated in law from Laval University in Quebec City and in international law from Harvard University. Mr. Amyot is a Queen's Counsel in Canada, a member of the Order of Leopold in Belgium, a former Attache d'Affaires to the King of Belgium and to the Vatican. Mr. Amyot was formerly Chairman of Air Canada, and has served on the Board of Directors of the Bank of Nova Scotia, Rothman's International and several other large international companies. Mr. Amyot is a member of the Audit Committee of the Board of Directors.

         Reynald Lemieux was elected a Director of the Company on February, 8, 1995. He graduated in commerce from Laval University and has been involved in real estate as an owner and developer for the past forty years. He is currently a director of a number of corporations in the real estate sector and is also the President and majority shareholder of Placement R.N.S. Inc., a firm specializing in real estate and other investments. Mr. Lemieux is a member of the Audit Committee of the Board of Directors.

                                                                                       Year in which
 Director whose term expires                                                           service as a
 at the 1997 Annual Meeting           Principal Occupation                             Director began
 ----------------------------         --------------------                             ---------------
 Michel L. Marengere, 48              Chairman of the Board and Chief Executive        1993
                                      Officer of the Company

         Michel L. Marengere was elected Chairman and Chief Executive Officer of the Company effective as of October 7, 1993. Mr. Marengere graduated from the University of Ottawa in business administration. During the previous five years, prior to his appointment as Chairman and Chief Executive Officer of the Company, Mr. Marengere was President and Chief Executive Officer of Edinov Corporation. Prior thereto, he has served as assistant to the President of several large international companies in strategic planning and development, mergers and acquisitions and corporate reorganization. Mr. Marengere is Chairman of the Board of Directors of the Company and is also a member of the Audit Committee of the Board of Directors.

                         BOARD MEETINGS AND COMMITTEES

         There are currently five members of the Board of Directors. During the fiscal year ended September 30, 1994, there were four meetings of the Board. All members of the Board attended at least 75% of the total number of meetings of the Board. On February 8, 1995 the Company established an Audit Committee.

         The Audit Committee will have primary responsibility to review accounting procedures and methods employed in connection with audit programs and related management policies. Its duties will include (1) selecting the independent auditors for the Company, (2) reviewing the scope of the audit to be conducted by them, (3) meeting with the independent auditors concerning the results of their audit and (4) overseeing the scope and accuracy of the Company's system of internal accounting controls. The Audit Committee will be the principal liaison between the Board of Directors and the independent auditors for the Company. The members of the Audit Committee are Messrs. Amyot (Chairman), Marengere and Lemieux.

                             EXECUTIVE COMPENSATION

         The following table discloses, for the fiscal year ended September 30, 1994 ("Fiscal 1994"), individual compensation information relating to the Chief Executive Officer and the President and Chief Operating Officer of the Company. Neither of the named individuals were employed by the Company prior to October 1, 1993.

                           SUMMARY COMPENSATION TABLE

      -------------------------------------------------------------------------------------------------------------------------
                                                                                     Long Term Compensation
                                                  Annual Compensation           --------------------------------
                                                                                        Awards           Payouts
                                            --------------------------------    ---------------------    -------
                                                                     Other      Restricted
                                                                    Annual         Stock     Options/     LTIP       All Other
              Name and                      Salary      Bonus       Compen-      Award(s)      SARS      Payouts      Compen-
         Principal Position       Year       ($)         ($)      sation ($)        ($)        (#)         ($)       sation ($)
      -------------------------------------------------------------------------------------------------------------------------
      Michel L. Marengere,        1994            0           0             0            0    175,000           0     228,883(1)
      Chairman of the
      Board of Directors,
      Chief Executive
      Officer and Director
      -------------------------------------------------------------------------------------------------------------------------
      Nicolas Matossian,          1994            0           0             0            0          0           0     130,000(2)
      President and Chief
      Operating Officer
      -------------------------------------------------------------------------------------------------------------------------

- - -------------------------

(1) In consideration of guaranteeing the obligations of Edinov Corporation and its affiliates prior to the September 1993 plan of arrangement (between the Company and Edinov Corporation), and the raising of private placement funds and reorganization with the Company, for the acquisition of Dominion Bridge Inc. and for arranging funding for the Company and for Edinov Corporation, Mr. Marengere received 175,866 shares of Common Stock of the Company at a deemed price of Cdn $1.25 per share, which at the time of issuance were valued at approximately US $153,883. He was issued an additional 25,000 shares of Common Stock at a deemed price of US $3.00 per share in connection with a private placement of the Company's shares.

(2) In consideration of Mr. Matossian assisting with the acquisition of Dominion Bridge Inc. and Unimetric Company and the raising of private placement funds, Mr. Matossian received an aggregate 40,000 shares of Common Stock of the Company, which at the time of issuance were valued at approximately US $130,000. In August, 1994 Mr. Matossian was issued 10,000 shares of Common Stock pursuant to the exercise of previously held share purchase warrants.

         The following table discloses individual grants of stock options and freestanding SARs made to the named executive officers and outstanding at the end of Fiscal 1994.

                             GRANT OF STOCK OPTIONS
                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                                                                 PERCENT OF
                                             NUMBER OF         TOTAL OPTIONS/
                                             SECURITIES         SARS GRANTED
                                             UNDERLYING        FOR EMPLOYEES        EXERCISE OR
                                            OPTIONS/SARS         IN FISCAL           BASE PRICE
                                            GRANTED (#)             YEAR               ($/SH)        EXPIRATION DATE
                        NAME                    (b)                 (c)                 (d)                  (e)
             ---------------------------------------------------------------------------------------------------------
             Michel L. Marengere              175,000               100%               $2.68         November 19, 1995
             Nicolas Matossian                   0                   0                   0                    0

                AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION VALUES TABLE

         The following table shows information regarding the exercise of stock options during Fiscal 1994 by the named executives and the number and value of any unexercised stock options held by them as of September 30, 1994:


                AGGREGATED OPTION EXERCISES IN 1994 FISCAL YEAR
                    AND FISCAL YEAR-END OPTION VALUES TABLE

                                                                                Number of
                                                                               Unexercised
                                                                               Options/SARs
                                                   Shares                          at             Value of Unexercised
                                                 Acquired on      Value         FY-end (#)        in-the-money Options/
                                                  Exercise       Realized      Exercisable/        SARs at FY-end ($)
                           Name                      (#)            ($)        Unexercisable   Exercisable/Unexercisable(1)
             --------------------------------------------------------------------------------------------------------------
             Michel L. Marengere                      0             $0          175,000/0             $843,500/$0

             Nicolas Matossian                        0             $0             0/0                   $0/$0
             --------------------------------------------------------------------------------------------------------------

- - -----------------------

(1) The value of the options is calculated based upon the market price of the Company's Common Stock as of September 30, 1994, of $7.50 per share as reported on NASDAQ.

         The Company has no retirement, pension or profit-sharing plans covering its officers and directors and does not contemplate implementing any such plans at this time. Although the Company has no formal bonus arrangements, bonuses will be granted at the discretion of the Board of Directors or by a Compensation Committee that may be established by the Board of Directors.

DIRECTORS' COMPENSATION

         Directors of the Company who are not employees of the Company are paid an annual stipend of $5,000, plus a fee of $500 for each Board meeting attended.

CHANGE IN CONTROL ARRANGEMENTS

         EMPLOYMENT AGREEMENTS

         Effective February 1, 1995, the Company agreed in principle to enter into agreements with the following individuals to serve as executive officers, officers or as key employees of the Company: Michel L. Marengere as Chairman and Chief Executive Officer; Nicolas Matossian as President and Chief Operating Officer; J. Arthur Gelinas as Vice-President, Corporate Services; Robert Chartier as Vice-President, Corporate Controller, Jacques Delorme as Vice-President, Marketing, Michael Tinmouth as Vice-President, Project Financing and Chris Theodoropoulos as Vice-President and General Counsel.

         All of the employment agreements will contain "change in control" language which provides the executive with certain benefits if the executive is terminated for "good reason", as that term is defined in the employment agreements, following a change in control of the Company. The employment agreements will provide that a "change in control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A, as in effect on the date hereof, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, however that, without limitation, such a change in control shall be deemed to have occurred if (A) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), except for Michel L. Marengere, or a company controlled by him, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities; (B) there occurs a contested proxy solicitation of the Company's stockholders that results in the contesting party obtaining the ability to vote securities representing 20% or more of the combined voting power of the Company's then outstanding securities; (C) there occurs a sale, exchange, transfer or other disposition of substantially all of the assets of the Company to another entity, except to an entity controlled directly or indirectly by the Company, or a merger, consolidation or other reorganization of the Company in which the Company is not the surviving entity, or a plan of liquidation or dissolution of the Company other than pursuant to bankruptcy or insolvency laws is adopted; or
(D) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a "change in control" shall not be deemed to have occurred for purposes of the employment agreements (i) in the event of a sale, exchange, transfer or other disposition of substantially all of the assets of the Company to, or a merger, consolidation or other reorganization involving the Company and an executive, alone or with other officers of the Company, or any entity in which an executive (alone or with other officers) has, directly or indirectly, at least a 25% equity or ownership interest or (ii) in a transaction otherwise commonly referred to as a "management leveraged buy-out".

If a "change in control" had occurred during fiscal 1994, Michel L. Marengere and Nicolas Matossian, the two Reporting Officers, would have been entitled to receive $1,080,000 and $720,000, respectively, based on their anticipated base salaries pursuant to the employment agreements of $360,000 and $240,000 per annum. In addition, as the employment agreements are to be for a three year term ending January 31, 1998, they would also be entitled to receive their base compensation during the term of their respective employment agreements.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as at February 22, 1995 concerning the stock ownership of all persons known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, based upon filings with the Securities and Exchange Commission, as well as the beneficial ownership of such Common Stock, as of such date, of all officers and directors, individually and as a group.

Name and                                                      Shares Owned Beneficially           Percentage of Beneficial
Address of Owner                                              and of Record                       Outstanding Shares(1)
- - ----------------                                              --------------------------          ------------------

Michel Marengere                                                  2,016,632(2)                               13.96%
500 Rue Notre Dame
Lachine, Quebec, Canada H8S 2B2

Rene Amyot                                                           85,000(3)                                  (4)
2960 Blvd. Laurier, Suite 500
Sante-Foy, Quebec, Canada GIY451

Micheline Prud'Homme                                                 80,300(5)                                  (4)
500 Rue Notre Dame
Lachine, Quebec, Canada H8S 2B2

Marc Lalonde                                                               nil                                  nil
Stikeman Elliott
1155 Rene-Levesque Blvd. West
36th Floor
Montreal, Quebec, Canada

Nicolas Matossian                                                       50,000                                  (4)
500 Rue Notre Dame
Lachine, Quebec, Canada H8S 2B2

Reynald Lemieux                                                            nil                                  nil
1340, Duquet
Sillery (Quebec) Canada G1S 1A9

Ethos Capital                                                        1,475,844                               10.21%
95 Wall Street
New York, NY 10005

All Directors and Officers                                        2,241,932(6)                               15.51%
as a group (7 persons)

(1) Except as otherwise indicated, percentages are presented after rounding to the nearest tenth, and include the total number of shares outstanding and the number of shares which each person has the right to acquire, within 60 days through the exercise of options, pursuant to Item 403 of Regulation S-B and Rule 13d-3(d)(1), promulgated under the Securities Exchange Act of 1934. Percentages for the total of all persons and the total of all officers and directors include all outstanding shares and all shares which such persons have the right to acquire within 60 days.

(2) Includes 1,631,766 shares held of record by Fidutech Technologies, Inc. as to which Mr. Marengere has shared voting and investment power. Mr. Marengere is the sole stockholder of Gestion Edinov Inc. and Services M.L. Marengere, Inc. which own, in the aggregate, 75% of Fidutech. Also includes 175,000 immediately exercisable stock options to purchase shares of the Company's Common Stock held of record by Mr. Marengere. Does not include shares which may be deemed beneficially owned by Mr. Marengere by virtue of his relationship to Ms. Prud'Homme.

(3) 50,000 of which represent immediately exercisable options to purchase shares of the Company's Common Stock.

(4)      Less than 1%

(5) 75,000 of which represent immediately exercisable options to purchase shares of the Company's Common Stock. Does not include shares which may be deemed beneficially owned by Ms. Prud'Homme by virtue of her relationship to Mr. Marengere.

(6) Does not include shares that may be issued pursuant to the proposed 1995 Stock Option Plan, but includes shares of Common Stock that may be issuable pursuant to employment agreements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         A former subsidiary of the Company leased land and buildings in Pointe Claire, Quebec from Fidutech Technologies Inc., a principal stockholder of the Company which is controlled by Michel L. Marengere. During Fiscal 1994, the Company paid Fidutech $41,000 with respect to the lease. Management believes that the terms of the lease were no more or less favorable than those that could have been negotiated with an unrelated party.

         At September 30, 1994, Mr. Marengere was indebted to the Company in the amount of $565,000. This outstanding debt has been satisfied in full.

         During Fiscal 1994, the Company advanced $1,734,000 to a stockholder, Fidutech Technologies, Inc. and its affiliates. Of this amount, $1,155,000 was assumed by the acquirer of Edinov as of July 1, 1994. The balance of $781,000 is non-interest bearing and has no fixed repayment terms, however, this amount is anticipated to be settled in the current fiscal year.

         In December, 1994, the Company sold to Groupe Fidutech International, Inc. ("GFI") Cdn. $2,700,000 of Class A Preferred Shares of Dominion Bridge, Inc. which it held. Subsequently, pursuant to the terms of the Class A Preferred Shares of Dominion Bridge, Inc.,

GFI exchanged the Cdn. $2,700,000 of Class A Preferred Shares into 450,000 shares of common stock of the Company. Mr. Marengere who is the Chairman and Chief Executive Officer of the Company, is also the Chairman of GFI and through his share ownership in the parent company of GFI indirectly owns 75% of GFI. Additionally, Mr. Amyot who is a director of the Company, is also a director of GFI and indirectly owns 25% of GFI.

PROPOSAL 1

APPROVAL OF THE 1995 STOCK OPTION PLAN

         INTRODUCTION. On February 1, 1995, the Board of Directors adopted and recommended for approval by the stockholders the 1995 Stock Option Plan (the "Stock Option Plan") and authorized for issuance up to an aggregate 1,500,000 shares of Common Stock pursuant to the Stock Option Plan.

         The Stock Option Plan is designed to improve the performance of the Company and its subsidiaries and, by doing so, to serve the interests of the stockholders. By encouraging ownership of shares of Common Stock among those who play significant roles in the Company's success, the Stock Option Plan aligns the interests of non-employee directors, management and other key employees of the Company with those of the stockholders by relating capital accumulation to increases in stockholder value. The Stock Option Plan is also intended to have a positive effect on the Company's ability to attract, motivate and retain personnel of outstanding leadership and management ability.

         Pursuant to the February 1, 1995 employment agreements, the Board of Directors has agreed to grant to the following officers or key employees options to purchase up to an aggretate 1,335,000 shares of Common Stock at an exercise price of $4.125 per share:

         Name of Optionee                    Number of Shares
         ----------------                    ----------------

         Michel L. Marengere                       500,000
         Nicolas Matossian                         300,000
         Robert Chartier                           100,000
         J. Arthur Gelinas                         100,000
         Jacques R. Delorme                        100,000
         Michael E. Tinmouth                        60,000
         Chris Theodoropoulos                      175,000

         The options are subject to regulatory approval and are also subject to approval of the Stock Option Plan, with or without amendment, by the Company's stockholders at the Meeting.

         MATERIAL FEATURES OF THE STOCK OPTION PLAN. The effectiveness of the Stock Option Plan is subject to stockholder approval. Under the Stock Option Plan, non-qualified and incentive stock options (as defined in Section 422 of the Code) and limited stock appreciation rights may be granted to eligible employees of the Company and its subsidiaries.

         Option grants to eligible employees normally are made annually. Such selection may be by individual or by class. The number of option shares granted to eligible employees typically is based on an optionee's salary, with adjustments to the number of shares depending on the optionee's performance.

         Under the Stock Option Plan, limited stock appreciation rights may be granted to optionees. A limited stock appreciation right entitles the optionee upon a "Change in Control" of the Company, as defined in the Stock Option Plan, to receive, upon surrender of the related stock option and exercise of the limited stock appreciation right, cash in an amount equal to the difference between the exercise price per share of Common Stock subject to the stock option and the fair market value of a share of Common Stock.

         Upon a Change in Control and certain other significant corporate changes such as a reorganization, merger or consolidation, the Committee of the Board of Directors may, in its discretion and without obtaining stockholder approval, take one or more of the following actions with respect to any outstanding stock options: (i) accelerate the exercise dates of any or all outstanding stock options; (ii) grant limited stock appreciation rights to holders of outstanding options; (iii) pay cash to any or all holders of stock options in exchange for the cancellation of their outstanding stock options;
(iv) grant new stock options to participants in the Stock Option Plan; and/or
(v) make any other adjustments or amendments to outstanding stock options (other than reduction of the exercise price or extending the term) or determine that there shall be substitution of new stock options by any successor to the Company.

         Pursuant to the Stock Option Plan, in January of each year following the publication of the Company's financial statements for the prior fiscal year ended September 30, each non-employee director will be granted an award consisting of a non-qualified stock option to purchase 10,000 shares of Common Stock and, with respect to such number of shares of Common Stock, a limited stock appreciation right. The limited stock appreciation right component of the award will be exercisable only in the event of a Change in Control. The number of shares of Common Stock subject to each non-qualified stock option granted to each non-employee director will be determined by the Committee with reference to the profitability of the Company during the Company's prior fiscal year. In order for an option to be automatically issued the Company will have been required to have been profitable in the prior fiscal year.

         Generally, an option may not be exercised in its entirety within one year after the date of grant; however, the Board of Directors at the time that an option is granted may establish a shorter period or waive the one-year restriction as to any optionee due to special circumstances, including but not limited to the granting of an option to an employee or director within one year of his or her retirement. Options are exercisable at an exercise price per share equal to the fair market value of a share of the Company's Common Stock on the date of grant. Options granted under the 1995 Plan may be exercised for 10 years after the date of grant, or such shorter period as the Committee may determine. No option may be transferred by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the optionee's lifetime only by the optionee.

         At the election of the holder of a non-qualified option and subject to the rules established by the Committee, any required withholding taxes may be satisfied by the Company withholding shares of Common Stock issued on the exercise of non-qualified option(s) that have a fair market value equal to or less than any required withholding taxes, or delivery by the holder to the Company of sufficient Common Stock or cash to satisfy the withholding obligation.

TAX CONSEQUENCES OF ISSUANCE AND EXERCISE OF OPTIONS

         The Stock Option Plan permits eligible employees of the Company and its subsidiaries to receive grants of incentive stock options, which qualify for certain tax benefits. In addition, the 1995 Plan permits eligible employees and non-employee directors of the Company to receive grants of non-qualified stock options, which do not qualify for special tax benefits, and limited stock appreciation rights.

         The Stock Option Plan is not a qualified plan under Section 401(a) of the Code. The Company has been advised that under the Code, the following federal income tax consequences will result when incentive stock options or non-qualified stock options, or any combination thereof, are granted or exercised, although the following is not intended to be a complete statement of the applicable law.

         INCENTIVE STOCK OPTIONS. An optionee generally will not be deemed to receive any income for federal tax purposes at the time an incentive stock option is granted, nor will the Company be entitled to a tax deduction at that time. Upon the sale or exchange of the shares at least two years after the grant of the option and one year after receipt of the shares by the optionee upon exercise, the optionee will recognize long-term capital gain or loss equal to the difference between the amount realized on such sale and the exercise price.

         Under the federal tax laws, if the foregoing holding periods are not satisfied or the option is exercised more than three months after the optionee's employment has terminated, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. If the sale price exceeds the fair market value on the date of exercise, the gain in excess of the ordinary income portion will be treated as either long-term or short-term capital gain, depending on whether the stock has been held for more than 12 months on the date of sale. Any loss on disposition is a long-term or short-term capital loss, depending upon whether the optionee had held the stock for more than 12 months. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is a director or 10% stockholder of the Company or an officer of the Company subject to Section 16(b) of the 1934 Act. If the Company cancels an option, the optionee recognizes income to the extent of the amount paid by the Company to cancel the option over the optionee's basis in such option.

         No income tax deduction will be allowed the Company with respect to shares purchased by an optionee upon the exercise of an incentive stock option, provided that such shares are held at least two years after the date of grant and at least one year after the date of exercise. However, if those holding periods are not satisfied, the Company may deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares.

         The exercise of an incentive stock option could subject an optionee to alternative minimum tax liability for federal income tax purposes.

         NON-QUALIFIED STOCK OPTIONS. An optionee will not be deemed to receive any income for federal tax purposes at the time a non-qualified stock option is granted, nor will the Company be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares at the time of exercise of the option over the option price of such shares. The Company is allowed a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee due to the exercise of a non-qualified stock option at the time of such recognition by the optionee, subject to the deductibility limitation if the stockholders do not approve the Stock Option Plan. Upon the sale of shares acquired pursuant to the exercise of a non-qualified stock option, the optionee will recognize capital gain or loss equal to the difference between the selling price of the shares and the optionee's basis in the shares. The capital gain or loss will be long-term gain or loss if the optionee has held the stock for more than 12 months. The Company will not be entitled to a deduction with respect to any capital gain recognized by the optionee.

         STOCK-FOR-STOCK EXCHANGE. An optionee who exchanges "statutory option stock" of the Company in payment of the purchase price upon the exercise of an incentive stock option will be deemed to make a "disqualifying disposition" of the statutory option stock so transferred unless the applicable holding period requirements (two years from the date of the grant and one year after the exercise of an incentive option) with respect to such statutory option stock are met before the transfer. The Code defines "statutory option stock" to include stock acquired not only upon exercise of incentive stock options but also upon the exercise of qualified stock options and stock acquired under certain other stock purchase plans. If an optionee exercises non-qualified stock options by exchanging previously-owned statutory option stock, the Internal Revenue Service has ruled that the optionee will not recognize gain on the disposition of the statutory option stock (assuming the holding period requirements applicable to such statutory option stock have been satisfied) because of the non-recognition rule of Section 1036 of the Code.

         LIMITED APPRECIATION RIGHTS. The optionee generally will not recognize income at the time of the grant of a limited stock appreciation right. However, cash received pursuant to the exercise of a limited stock appreciation right will be treated as compensation taxable as ordinary income to the optionee. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the optionee due to exercise of the limited stock appreciation right at the time of such recognition by the optionee, subject to the deductibility limitation if the stockholders do not approve the Stock Option Plan, as amended, and further subject to the limitation on the deduction of parachute payments.

         THE BOARD OF DIRECTORS HAS DIRECTED THAT THE STOCK OPTION PLAN INCLUDING ALL OF THE OPTIONS ISSUED UNDER THE PLAN BE SUBMITTED TO THE COMPANY'S STOCKHOLDERS FOR APPROVAL AT THE MEETING. COPIES OF THE FULL TEXT OF THE STOCK OPTION PLAN WILL BE AVAILABLE FOR INSPECTION AT THE MEETING. COPIES ARE ALSO AVAILABLE BY WRITING DIRECTLY TO THE SECRETARY OF THE COMPANY.

NEW PLAN BENEFITS TABLE

         The following table shows (i) the aggregate number of stock options ("Units") granted under the Stock Option Plan, assuming the Stock Option Plan had been in effect and (ii) the dollar value of the option as to the Reporting Officers; all current executive officers as a group; all directors who are not executive officers, as a group; and all employees, including all current officers who are not executive officers, as a group, who are eligible to receive stock options. The table assumes stockholder approval of the Stock Option Plan as though the Stock Option Plan had been in effect in Fiscal 1994.

                                                              Stock Option Plan
                                                   ------------------------------------------
Name and Position                                  Number of Shares(1)         Dollar Value (2)
- - -----------------                                  ----------------            -------------

Michel Marengere,                                       500,000                    $1,686,000
Chairman and Chief Executive Officer

Nicolas Matossian,
President and Chief Operating Officer                   300,000                    $1,011,600

Executive Group (2 persons)                             800,000                    $2,697,600

Non-Executive Director Group (4 persons)                  nil                      nil

Non-Executive Officer Employee Group                    535,000                    $1,804,020
(5 persons)

- - ------------------------

1. Based on the number of shares which would have been allocated to each named individual and group if the Stock Option Plan had been in effect during Fiscal 1994.

2. Based upon the market price of the Company's common stock as of September 30, 1994 of $7.50 per share. However, the trading price of the Company's shares at the time of the establishment of the Plan and for the ten trading days prior to that time was approximately $4.00.

VOTE REQUIRED. The affirmative vote of a majority of the shares present in person or by proxy is required for approval of the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE STOCK OPTION PLAN.

PROPOSAL 2

RATIFICATION OF ERNST & YOUNG, INDEPENDENT AUDITORS, AS AUDITORS TO THE COMPANY

         Ernst & Young, has been selected by the Board of Directors as auditors for the Company for the current fiscal year. This election is being presented to the stockholders for ratification. The Board of Directors recommends ratification of the selection of Ernst & Young as the Company's auditors. If the stockholders do not ratify this election, the appointment of other auditors will be considered by the Board of Directors. A representative of Ernst & Young is expected to be present at the Meeting to make a statement if desired and to be available to respond to appropriate questions.

         On September 27, 1994, the Company engaged Ernst & Young as the Company's principal independent accountant. Prior to Ernst & Young's engagement, BDO Seidman, independent certified public accountants, had served as the principal accountant for the Company. The recommendation to change accountants was made by management of the Company and was approved by the Board of Directors. Ernst & Young were traditionally the auditors of the Company's principal operating subsidiary, Dominion Bridge, Inc.

         In connection with the most recent fiscal years preceding the Board's actions, there were no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion on the subject matter of disagreement. BDO Seidman's reports on the Company's financial statements for the fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified in any respect.

         VOTE REQUIRED. The affirmative vote of a majority of the shares present in person or by proxy is required for approval of the ratification of Ernst & Young.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG.

                                 OTHER MATTERS

         The Board of Directors does not know of any other matter which is intended to be brought before the Meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.

         The enclosed proxy may be revoked by a later-dated proxy, by giving notice to the Secretary of the Company in writing prior to the Meeting or by personal notification at the Meeting prior to the voting.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         To the knowledge of the Company, each of the Company's directors, executive officers and 10% beneficial owners has complied with the requirements of Section 16(a) of the Securities Exchange Act of 1934, except that each of Michel Marengere, Rene Amyot, Micheline Prud'Homme and Nicolas Matossian as directors or executive officers of the Company inadvertently failed to timely file a Form 3, Initial Statement of Beneficial Ownership. In addition, Mr. Marengere failed to timely file Forms 4 with respect to grants of shares or options in November 1993, April 1994, July 1994 and September 1994, Ms. Prud'Homme failed to timely file a Form 4 with respect to grants of shares and options in November 1993 and Mr. Matossian failed to timely file a Form 4 with respect to a grant of shares in April 1994.

                            EXPENSES OF SOLICITATION

         The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Company without additional compensation. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

                         1996 STOCKHOLDER PROPOSALS AND
                        CERTAIN PROVISIONS OF THE BYLAWS

         In order for stockholder proposals for the 1996 Annual Meeting of Stockholders to be eligible for inclusion in the Company's proxy statement, they must be received by the Company at its principal office at 500 Notre Dame Street, Lachine, Quebec H8S 2B2, on or before November 3, 1995. The Company's By-Laws provide that a stockholder may nominate a person for election as a director if written notice of the stockholder's intent to nominate a person for election as a director at a meeting is received by the Secretary of the Company
(1) in the case of an Annual Meeting, not less than 150 days prior to the date of the Annual Meeting or (2) in the case of a special meeting at which directors are to be elected, not later than seven days following the day on which notice of the meeting was first mailed to stockholders. The notice must contain specified information about the stockholder and the nominee, including such information as would be required to be included in a proxy statement pursuant to the rules and regulations established by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                    By Order of the Board of Directors


                                    MICHELINE PRUD'HOMME
                                    Secretary

Dated:   March 7, 1995

                      (NOT DISTRIBUTED TO STOCKHOLDERS)



                               CEDAR GROUP, INC.
                             1995 STOCK OPTION PLAN


                                   ARTICLE I

                                    PURPOSE


         1.1 PURPOSE. The purpose of the 1995 Stock Option Plan (this "Plan") is to strengthen the ability of Cedar Group, Inc. (the "Company") to attract, motivate, and retain employees of superior ability and to more closely align the interests of the nonemployee directors and management of the Company with those of its shareholders by relating capital accumulation to increases in shareholder value.


                                   ARTICLE II

                              GENERAL DEFINITIONS

         2.1 "Agreement" - The written instrument evidencing the grant to a Participant of an Award. Each Participant may be issued one or more Agreements from time to time, containing one or more Awards.

         2.2     "Award" - Any award granted under this Plan.

         2.3     "Board" - The Board of Directors of the Company.

         2.4     "Code" - The Internal Revenue Code of 1986, as amended.

         2.5 "Committee" - The Committee which the Board appoints to administer this Plan.

         2.6 "Common Stock" - The common stock of the Company as described in the Company's Certificate of Incorporation, as amended, or such other stock as shall be substituted therefor.

         2.7     "Company" - Cedar Group, Inc., or any successor to the Company.

         2.8 "Date of Grant" - The date on which the granting of an Award is authorized by the Committee, unless another date is specified by the Committee or by a provision in this Plan applicable to the Award.

         2.9     "Director" - A member of the Board who is not an Employee.

         2.10 "Disposition" - Any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and whether during the Participant's lifetime or upon or after his or her death, including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment.

         2.11 "Employee" - Any employee (including officers) of the Company or a Subsidiary.

         2.12 "Exchange Act" - The Securities Exchange Act of 1934, as amended.

         2.13 "Fair Market Value" - The average of the reported high and low sales price of the Common Stock (rounded up to the nearest one-tenth of a dollar) on the date on which Fair Market Value is to be determined (or if there was no reported sale on such date, the next preceding date on which any reported sale occurred) on the principal exchange or in such other principal market on which the Common Stock is trading.

         2.14 "Incentive Stock Option" - A Stock Option intended to satisfy the requirements of Section 422(b) of the Code.

         2.15 "Limited Stock Appreciation Right" or "Limited Right" - The rights specified in Article VIII.

         2.16 "Nonqualified Stock Option" - A Stock Option other than an Incentive Stock Option.

         2.17 "Participant" - A key Employee selected by the Committee to receive an Award or a Director who has received an Award pursuant to Article X.

         2.18 "Retirement" - Employment separation on account of early, normal, or late retirement.

         2.19    "Rule 16b-3" - Rule 16b-3 shall have the meaning assigned in
Section 4.1.

         2.20    "Securities Act" - The Securities Act of 1933, as amended.

         2.21 "Stock Option" - An award of a right to purchase Common Stock pursuant to Article VII.

         2.22    "Subsidiary" - A "subsidiary corporation" as defined in

Section 424(f) of the Code that is a subsidiary of the Company.


                                  ARTICLE III

                   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

         3.1 COMMON STOCK AUTHORIZED. Subject to the provisions of this Article and Article XI, the total aggregate number of shares of Common Stock that may be issued, transferred or exercised pursuant to Awards shall not exceed 1,500,000 shares.

         3.2 LIMITATION OF SHARES. For purposes of the limitations specified in Section 3.1, the following principles apply: (a) a decrease in the number of shares which thereafter may be issued or transferred for purposes of
Section 3.1 shall result from the delivery of shares of Common Stock upon exercise of a Stock Option or Limited Stock Appreciation Right in any manner;
(b) shares of Common Stock with respect to which Stock Options and Limited Stock Appreciation Rights expire, are cancelled without being exercised, or are otherwise terminated may be regranted under this Plan; and (c) if any shares of Common Stock related to an Award are not issued or, for any reason, cease to be issuable or are forfeited, such shares of Common Stock shall no longer be charged against the limitation provided for in Section 3.1 and shall be available again for the grant of Awards.

         3.3     SHARES AVAILABLE.   At the discretion of the Board or the
Committee, the shares of Common Stock to be delivered under this Plan shall be made available either from authorized and unissued shares of Common Stock or shares of Common Stock controlled by the Company, or both; provided, however, that absent such determination by the Board or the Committee to the contrary, in whole or in part, the shares shall consist of the Company's authorized but unissued Common Stock.

         3.4      AWARD ADJUSTMENTS.  Subject to the limitations set forth in
Article XI, the Committee may make any adjustment in the exercise price or the number of shares subject to, or the terms of, a Nonqualified Stock Option or Limited Stock Appreciation Right. Such adjustment shall be made by amending, substituting or cancelling and regranting an outstanding Nonqualified Stock Option or Limited Stock Appreciation Right with the inclusion of terms and conditions that may differ from the terms and conditions of the original Nonqualified Stock Option or Limited Stock Appreciation Right. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

                                   ARTICLE IV

                           ADMINISTRATION OF THE PLAN

         4.1 COMMITTEE. This Plan shall be administered by the Committee, which shall consist of two or more Directors of the Company, all of whom are "disinterested persons," as such term is defined under the rules and regulations adopted, from time to time, by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, including specifically but without limitation, Rule 16b-3 or any successor rule thereto. The Committee may, in its discretion, delegate its duties under this Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Participants subject to Section 16(b) of the Exchange Act. The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by action of the Board.

         4.2 POWERS. The Committee has discretionary authority to determine the key Employees to whom, and the time or times at which, Awards shall be granted. The Committee also has authority to determine the amount of shares of Common Stock that shall be subject to each Award (other than Awards to Directors), and the terms, conditions, and limitations of each Award, subject to the express provisions of this Plan. The Committee shall have the discretion to interpret this Plan and to make all other determinations necessary for Plan administration. The Committee has authority to prescribe, amend and rescind any rules and regulations relating to this Plan, subject to the express provisions of this Plan. All Committee interpretations, determinations, and actions shall be in the sole discretion of the Committee and shall be binding on all parties. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency.

         4.3      AWARD TERMS.   Awards shall be evidenced by an Agreement and
may include any terms and conditions consistent with this Plan, as the Committee may determine.

         4.4 NO LIABILITY. No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Award under this Plan.

                                   ARTICLE V

                                  ELIGIBILITY

         5.1 PARTICIPATION. Subject to Section 5.3, Participants shall be selected from the key Employees of the Company and its Subsidiaries. Such designation may be by individual or by class.

         5.2 INCENTIVE STOCK OPTION ELIGIBILITY. No person shall be eligible for the grant of an Incentive Stock Option who owns (within the meaning of Section 422(b) of the Code), or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary.

         5.3 BOARD PARTICIPATION. Any Director (who is not an Employee of the Company or a Subsidiary) shall be granted Awards under this Plan pursuant to Article X.


                                   ARTICLE VI

                                FORMS OF AWARDS

         6.1 AWARD ELIGIBILITY. The forms of Awards under this Plan are Stock Options as described in Article VII and Limited Stock Appreciation Rights as described in Article VIII. The Committee may, in its discretion, permit holders (other than Directors) of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards.


                                  ARTICLE VII

                                 STOCK OPTIONS

         7.1 EXERCISE PRICE. The exercise price of Common Stock under each Stock Option shall be equal to 100 percent of the Fair Market Value of the Common Stock on the Date of Grant.

         7.2 TERM. Stock Options may be exercised as determined by the Committee, provided that Incentive Stock Options may in no event be exercised later than 10 years from the Date of Grant or granted later than 10 years from the date of adoption of this Plan. During the Participant's lifetime, only the Participant may exercise an Incentive Stock Option. The Committee may amend the terms of an Incentive Stock Option at any time to include provisions that have the effect of changing such Incentive Stock Option to a Nonqualified Stock Option, or vice-versa (to the extent any such change is permitted by applicable law).

         7.3 METHOD OF EXERCISE. Upon the exercise of a Stock Option, the exercise price shall be payable in full in cash or an equivalent acceptable to the Committee. No fractional shares shall be issued pursuant to the exercise of a Stock Option, and no payment shall be made in lieu of fractional shares. At the discretion of the Committee and provided such payment can be effected without causing the Participant to incur liability under Section 16(b) of the Exchange Act, the exercise price may be paid by assigning and delivering to the Company shares of Common Stock or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the exercise price shall be valued at the closing market price of the Common Stock on the principal exchange or in such other principal market on which the Common Stock is trading on the exercise date.

                 In addition, at the request of the Participant and to the extent permitted by applicable law, the Company in its discretion may selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Stock Options being exercised, and the Company, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

         7.4 LIMITATION ON INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options, the aggregate Fair Market Value (determined at the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company and its Subsidiaries) shall not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations or rulings from time to time.


                                  ARTICLE VIII

                       LIMITED STOCK APPRECIATION RIGHTS

         8.1 GRANT. The grant of Limited Stock Appreciation Rights under this Plan shall be subject to the terms and conditions of this Article VIII and shall contain such additional terms and conditions, not inconsistent with the express provisions of this

Plan, as the Committee shall deem desirable. A Limited Right is a stock appreciation right which is effective only upon a Change in Control (as defined in Section 11.2) and is payable only in cash. The amount of payment to which any grantee of such a Limited Right shall be entitled upon exercise shall be equal to the difference between the exercise price per share of any Common Stock covered by a Stock Option in connection with, whether or not in tandem, such Limited Right and the "Market Price" of a share of Common Stock. For purposes of this Section 8.1, the term "Market Price" shall mean the greater of
(i) the highest price per share of Common Stock paid in connection with the Change in Control and (ii) the highest price per share of Common Stock reflected on the NASDAQ - National Market System during the sixty-day period prior to the Change in Control. If the Limited Rights are exercised, the tandem Stock Options shall cease to be exercisable to the extent of the Common Stock with respect to which such Limited Rights are exercised.


                                   ARTICLE IX

                      FORFEITURE AND EXPIRATION OF AWARDS

         9.1 TERMINATION. Subject to the express provisions of this Plan and the terms of any applicable Agreement, the Committee, in its discretion, may provide for the forfeiture or continuation of any Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Participant ceases to be an Employee. In the absence of Committee action or contrary provisions in an Agreement, the following rules shall apply:

                 (a) with respect to Stock Options, in the event of Retirement, the Stock Options shall continue to vest according to the original schedule, but no Stock Options may be exercised after the expiration of the earlier of the remaining term of such Stock Options or 36 months (12 months in the case of Incentive Stock Options) following the date of Retirement; in the event of permanent and total disability, the Stock Options shall continue to vest according to the original schedule, but no Stock Options may be exercised after the expiration of the earlier of the remaining term of such Stock Options or 12 months following the date of permanent and total disability; in the event of death, Stock Options held at the time of death by the Participant may be exercised by the estate or beneficiary of such Participant until the expiration of the earlier of the remaining term of such Stock Options or three years from the date of death; in the event of the Participant's voluntary separation of employment, the Stock Options shall terminate and be forfeited as of the date of separation of employment; in the event of the Participant's involuntary separation of employment, the Stock Options shall be exercisable until the end of the period of the Participant's receipt of installments of severance pay, if any, from the Company; in the event of an involuntary separation of employment without severance pay or if severance pay is paid in a lump sum, the Stock Options shall not be exercisable after the date of separation of employment;

                 (b) with respect to Limited Rights, in the event of Retirement or permanent and total disability, the Limited Rights shall continue in effect for six months following separation of employment, and such Limited Rights may be exercised during such six-month period; in the event of the Participant's death or voluntary separation of employment, the Limited Rights shall terminate as of the date of separation of employment; provided that Limited Rights pursuant to Section 8.1 may be exercised in accordance with their terms by the holder thereof who separated from employment following a Change in Control, without respect to the separation of employment of such holder.

         9.2 LEAVE OF ABSENCE. With respect to an Award, the Committee may, in its sole discretion, determine that any Participant who is on leave of absence for any reason shall be considered to still be in the employ of the Company, provided that rights to such Award during a leave of absence shall be limited to the extent to which such rights were earned or vested when such leave of absence began.

                                   ARTICLE X

                            GRANT OF  STOCK OPTIONS
                 AND LIMITED RIGHTS TO (NONEMPLOYEE) DIRECTORS

         10.1 GRANT. Commencing in January, 1996, and in each year thereafter following the publication of the Company's financial statements for the prior fiscal year ended September 30, each Director shall be granted an Award consisting of (a) a Nonqualified Stock Option to purchase shares of Common Stock (as constituted on January 1, 1996) and (b) with respect to such number of shares of Common Stock, a Limited Right, subject to applicable law. In respect to any Award under this Section 10.1, the Limited Right component of the Award shall be exercisable only as set forth in Section 8.1 of this Plan. The number of shares of Common Stock to be subject to each Nonqualified Stock Option granted automatically under this Section 10.1, in January, 1996 and thereafter during the term of this Plan (subject to adjustment as provided in Section 11.1) shall be 10,000 shares of Common Stock to each Director.

                 The foregoing provisions of this Section 10.1 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

         10.2 TERMINATION. If a Director's service with the Company terminates by reason of permanent and total disability or retirement from active service as a director of the Company, any Award held by such Director may be exercised for a period of three years from the date of such termination or until the expiration of the Award, whichever is shorter, to the extent to which the individual would on the date of exercise have been entitled to exercise the Award if such individual had continued to serve as a Director. If a Director's service with the Company terminates by reason of death or under mutually satisfactory conditions, or if a Director dies within the three-year period following termination by reason of permanent and total disability or retirement from active service as a director of the Company or within the one-year period following termination under mutually satisfactory conditions, any Award held by such Director may be exercised for a period of one year from the date of such termination or post-termination death, as the case may be, or until the expiration of the stated term of the Award, whichever is shorter, to the extent to which the individual would on the date of exercise have been entitled to exercise the Award if such individual had continued to serve as a Director. All applicable provisions of this Plan not inconsistent with this
Article X shall apply to Awards granted to Directors; provided, however, that the Committee may not exercise discretion under any provision of this Plan with respect to Awards granted under this Article X to the extent that such discretion is inconsistent with Rule 16b-3. The maximum number of shares of Common Stock as to which Nonqualified Stock Options may be granted to any Director under this Plan shall not exceed 200,000 shares of Common Stock (as constituted on January 1, 1996).


                                   ARTICLE XI

                             ADJUSTMENT PROVISIONS

         11.1 SHARE ADJUSTMENTS. If the number of outstanding shares of Common Stock is increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional, new, or different shares or other securities are distributed with respect to such shares of Common Stock or other securities through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock or other securities, an appropriate adjustment in order to preserve the benefits or potential benefits intended to be made available to the Participants may be made, in the discretion of the Committee, in all or any of the following: (i) the maximum number and kind of shares provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; and (iii) the price for each share or other unit of any other securities subject to then outstanding Awards. The Committee may also make any other adjustments, or take such action as the Committee, in its discretion, deems appropriate in order to preserve the benefits or potential benefits intended to be made available to the Participants. Any fractional share resulting from such adjustment may be eliminated.

         11.2 CORPORATE CHANGES. Subject to Article XIII, upon (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger, or consolidation (other than a merger or consolidation effecting a reincorporation of the Company in another state or any other merger or consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the merger or consolidation) of the Company with one or more corporations, following which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the transaction); (iii) the sale of all or substantially all of the assets of the Company; or (iv) the occurrence of a Change in Control, subject to the terms of any applicable Agreement, the Committee serving prior to the date of the applicable event may, to the extent permitted in Section 3.1 of this Plan, in its discretion and without obtaining shareholder approval, take any one or more of the following actions with respect to any Participant:

                 (a) accelerate the exercise dates of any or all outstanding Awards;

                 (b)      grant Limited  Rights to holders of outstanding Stock
Options;

                 (c) pay cash to any or all holders of Stock Options in exchange for the cancellation of their outstanding Stock Options;

                 (d)      grant new  Awards to any Participants; or

                 (e) make any other adjustments or amendments to outstanding Awards or determine that there shall be substitution of new Awards by such successor employer corporation or a parent or subsidiary company thereof, with appropriate adjustments as to the number and kind of shares or units subject to such awards and prices.

                 For purposes of this Plan and subject to the last sentence of this paragraph, a "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A, as in effect on the date hereof, promulgated under the Exchange Act; provided that, without limitation, a Change in Control shall be deemed to have occurred if (a) any "Person" (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (b) there occurs a contested proxy solicitation of the Company's shareholders that results in the contesting party obtaining the ability to vote securities representing 30% or more of the combined voting power of the Company's then outstanding securities; (c) there occurs a sale, exchange, transfer or other disposition of substantially all of the assets of the Company to another entity, except to an entity controlled directly or indirectly by the Company, or a merger, consolidation or other reorganization of the Company in which the Company is not the surviving entity, or a plan of liquidation or dissolution of the Company other than pursuant to bankruptcy or insolvency laws is adopted; or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) in the event of a sale, exchange, transfer or other disposition of substantially all of the assets of the Company to, or a merger, consolidation or other reorganization involving the Company and, the Participant, alone or with other Participants, or any entity in which the Participant (alone or with other Participants) has, directly or indirectly, at least a 5% equity or ownership interest or (ii) in a transaction otherwise commonly referred to as a "management leveraged buy-out."

                 Clause (a) of the preceding paragraph to the contrary notwithstanding, a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities solely as the result of an acquisition by the Company or any Subsidiary of the Company of voting securities of the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the combined voting power of the Company's then outstanding securities; provided, however, that if a Person becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities by reason of share purchases by the Company or any Subsidiary and shall, after such share purchases by the Company or a Subsidiary, become the beneficial owner, directly or indirectly, of any additional voting securities of the Company, then a Change in Control of the Company shall be deemed to have occurred with respect to such Person under clause (a) of the preceding paragraph.

                 Clauses (a) and (b) of the second preceding paragraph to the contrary notwithstanding, the Board may, by resolution adopted by at least two-thirds of the directors who were in office at the date a Change in Control occurred, declare that a Change in Control described in said clauses (a) or (b) has become ineffective for purposes of this Plan if all of the following conditions then exist: (i) the declaration is made prior to the death, disability or termination of employment of the Participant and within 120 days of the Change in Control; and (ii) no Person either is the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities or has the ability or power to vote securities representing 10% or more of the combined voting power of the Company's then outstanding securities. If such a declaration shall be properly made, no actions or adjustments may be taken or made under this Section 11.2 as a result of such prior but now ineffective Change in Control, but such actions or adjustments may be taken or made and this Plan shall remain enforceable as a result of any other Change in Control unless it is similarly declared to be ineffective.

         11.3    BINDING DETERMINATION.  Adjustments under Sections 11.1 and
11.2 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive.

                                  ARTICLE XII

                               GENERAL PROVISIONS

         12.1 NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any instrument executed pursuant to this Plan shall confer upon any Participant any right to continue in the employ of the Company or a Subsidiary or affect the Company's or a Subsidiary's right to terminate the employment of any Participant at any time with or without cause.

         12.2 SECURITIES REQUIREMENTS. No shares of Common Stock shall be issued or transferred pursuant to an Award unless all applicable requirements imposed by federal and state laws, regulatory agencies, and securities exchanges upon which the Common Stock may be listed have been fully complied with. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements.

         12.3 NO RIGHT TO STOCK. No Participant and no beneficiary or other person claiming under or through such Participant shall have any right, title, or interest in any shares of Common Stock allocated or reserved under this Plan or subject to any Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

         12.4 WITHHOLDING. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state, or local taxes as required by law to be withheld with respect to such cash payments. In the case of Awards paid in Common Stock, the Participant or other person receiving such Common Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Common Stock. Also, at the discretion of the Committee and provided such withholding can be effected without causing the participant to incur liability under Section 16(b) of the Exchange Act, the Participant may (i) direct the Company or Subsidiary to withhold from the shares of Common Stock to be issued or transferred to the Participant the number of shares necessary to satisfy the Company's or Subsidiary's obligation to withhold taxes, such determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made, (ii) deliver sufficient shares of Common Stock (based upon the Fair Market Value at the date of withholding) to satisfy the withholding obligations, or (iii) deliver sufficient cash to satisfy the withholding obligations. Participants who elect to use such a stock withholding feature must make the election at the time and in the manner prescribed by the Committee.

         12.5 NO DISPOSITION. No Award under this Plan may be the subject of any Disposition (excluding shares of Common Stock with respect to which all restrictions have lapsed), other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any attempted Disposition in violation of this provision shall be void and ineffective for all purposes.

         12.6 SEVERABILITY; CONSTRUCTION. If any provision of this Plan is held to be illegal or invalid for any reason, then the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. Headings and subheadings are for convenience only and not to be conclusive with respect to construction of this Plan.

         12.7 GOVERNING LAW. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Delaware, except as may be required by applicable federal law.

         12.8 OTHER DEFERRALS. The Committee may permit selected Participants to elect to defer payment of Awards in accordance with procedures established by the Committee including, without limitation, procedures intended to defer taxation on such deferrals until receipt (including procedures designed to avoid incurrence of liability under Section 16(b) of the Exchange
Act). Any deferred payment, whether elected by the Participant or specified by an Agreement or by the Committee, may require forfeiture in accordance with stated events, as determined by the Committee.


                                  ARTICLE XIII

                           AMENDMENT AND TERMINATION

         13.1 AMENDMENTS; SUSPENSION; TERMINATION. The Board may at any time amend, suspend (and if suspended, may reinstate) or terminate this Plan; provided, however, that after the shareholders have approved this Plan in accordance with Section 14.1, the Board may not, without approval of the shareholders of the Company, amend this Plan so as to (a) increase the number of shares of Common Stock subject to this Plan except as permitted in Article XI or (b) reduce the exercise price for shares of Common Stock covered by Stock Options granted hereunder below the applicable price specified in Article VII of this Plan; and provided further, that the Board may not modify, impair or cancel any outstanding Award without the consent of the affected Participant.


                                  ARTICLE XIV

                             DATE OF PLAN ADOPTION

         14.1 DATE OF PLAN ADOPTION. This Plan has been adopted by the Board on February 1, 1995, subject to shareholder approval. If the requisite shareholder approval is not obtained, then the Plan shall become null and void ab initio and of no further force or effect. This Plan shall continue in effect with respect to Awards granted before termination of this Plan and until such Awards have been settled, terminated or forfeited.

                      PROXY SOLICITED BY THE MANAGEMENT OF
                               CEDAR GROUP, INC.

          For use at the Annual General Meeting of Shareholders to be
                            held on March 29, 1995

The undersigned shareholder of CEDAR GROUP, INC. (the "Company") hereby appoints Michel L. Marengere or in his absence, Rene Amyot, or instead of either of them _____________________________ as proxy to vote or refrain from voting all of the shares registered in the name of the undersigned on behalf of the undersigned at the Annual General Meeting of Shareholders to be held on Wednesday, March 29, 1995 at 10:00 a.m. (New York Time) at the Friars Club, 57 East 55th Street, New York, New York, and at every adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the nominees above are specifically directed:

       To vote or withhold from voting the shares registered in the name of the undersigned, as specified below for the election of the following directors:

       ______ FOR or ______ WITHHOLD VOTE in respect of the election of MICHELINE PRUD'HOMME as a director.

       _______ FOR or ______ WITHHOLD VOTE in respect of the election of MARC LALONDE as a director.

       Proposal 1

       To vote _______ FOR or _________ AGAINST the ratification of the Stock Option Plan and the options to be issued pursuant to the Plan.

       Proposal 2

       To vote ______ FOR or __________ WITHHOLD VOTE in respect of the appointment of Ernst & Young, as the Company's independent auditors.

In their discretion, on such other matters as may properly come before the Annual Meeting, including the election of any substitute for any of the foregoing nominees who is unable to, or any of the foregoing for good reasons will not, serve on the Board of Directors

       ________ GRANTED  __________ WITHHELD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN.

IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED IN FAVOUR OF THE PROPOSALS HEREIN AND AT THE DISCRETION OF THE PERSONS NAMED HEREIN ON ALL OTHER MATTERS.


- - ---------------------------------------------------         ------------------------------------------------------------
Name of Shareholder                                         Signature of Shareholder
(Please print)

                                                            ------------------------------------------------------------


Please sign as name(s) appear. Joint owners should both sign. Fiduciaries, attorneys, corporation officers, etc. should state their capacities.

PLEASE MAIL YOUR PROXY IN THE ENCLOSED ENVELOPE PROVIDED. ALTERNATIVELY, KINDLY FAX YOUR PROXY TO OUR REGISTRAR AND TRANSFER AGENT, PACIFIC CORPORATE TRUST TO THE ATTENTION OF MS. YASMIN JUMA: FAX NO. (604) 689-8144.